SUPPLEMENT TO THE SUMMARY PROSPECTUS
The date of this supplement is December 28, 2018.

For Certain MFS® Funds

Effective immediately, the Class T share portion of the Ticker Symbol Table is restated in its entirety as follows:
CLASS	TICKER SYMBOL
Class T*	N/A
* Currently not offered for sale, including in the states of Oklahoma, Nebraska, and Montana.

Effective immediately, the following is added as the last paragraph in the section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information":
Effective June 1, 2019, purchases of Class B and Class 529B shares are closed to new and existing investors except through reinvestment of dividends and capital gain distributions. Existing investors may continue to exchange their Class B or Class 529B shares for the same share class of another MFS fund.

1036991                                                                                               1                                                                                             MULTI-SUM-SUP-II-122818